UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Shockwave Medical, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 24, 2020

SHOCKWAVE MEDICAL, INC.

SHOCKWAVE MEDICAL, INC.
5403 BETSY ROSS DRIVE
SANTA CLARA CALIFORNIA 95054

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 27, 2020
Date: June 24, 2020 **Time:** 10:00 AM PDT
Location: Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/SWAV2020

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
of # Sequence

0000465859_1 R1.0.1.18

0000465859_2 R 1.0.1.18 - Before You Vote - How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: I. Notice & Proxy Statement 2. Annual Report How to View Online: Have the information that is printed in the box marked by the arrow -+I xxxx xxxx xxxx xxxx (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: I) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow -+ I xxxx xxxx xxxx xxxx (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June I 0, 2020 to facilitate timely delivery. - How To Vote - Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ~~ xxxx xxxx xxxx xxxx I (located on the following page) available and follow the instructions. During The Meeting: Go to www. virtualshareholdermeetin~.com/SWAV2020. Have the information that is printed in the box marked, by the arrow ~I xxxx xxxx xxxx xxxx (located on the following page) available and follow the instructions. Internal u se Only Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

BARCODE   123456789012  123456789012  123456789012  123456789012  123456789012  123456789012  123456789012  123456789012  123456789012  123456789012  123456789012  123456789012  Broadridge Internal Use Only  xxxxxxxxxx  xxxxxxxxxx  Cusip  Job #  Envelope #  Sequence #  # of # Sequence #  Voting items  0000465859_3 R1.0.1.18  The Board of Directors recommends you vote  FOR the director nominees listed under  Proposal 1:  1. Election of Directors to be elected  for a term expiring at the 2023  Annual Meeting of Stockholders  Nominees  1a C. Raymond Larkin, Jr. 1b Laura Francis  The Board of Directors recommends you vote FOR Proposal 2:  2 Ratification of the appointment of ERNST & YOUNG LLP as Shockwave Medical, Inc.'s independent registered  public accounting firm for fiscal year ending December 31, 2020  NOTE: The proposals to be voted on may also include such other business as may properly come before the meeting or  any adjournment or postponement thereof.

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE  Reserved for Broadridge Internal Control Information  Broadridge Internal Use Only  Job #  Envelope #  Sequence #  # of # Sequence #  NAME  THE COMPANY NAME INC. - COMMON 123,456,789,012.12345  THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345  THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345  THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345  THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345  THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345  THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345  THE COMPANY NAME INC. - 401 K 123,456,789,012.12345  0000465859_4 R1.0.1.18